EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of UMED Holdings, Inc. (the "Company") on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Ransom Jones, Interim Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	The Amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	The information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ransom Jones
Name	Ransom Jones
Title:	Interim Chief Executive Officer
Date:	April 15, 2016